UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024 (January 16, 2024)

Masonite International Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on December 17, 2023, Masonite International Corporation, a British Columbia corporation (“Masonite”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PGT Innovations, Inc., a Delaware corporation (“PGTI”), and Peach Acquisition, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Masonite (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub would merge with and into PGTI, with PGTI surviving as an indirectly wholly-owned subsidiary of Masonite.

On January 15, 2024, PGTI delivered to Masonite a notice of receipt of a Superior Proposal (as defined in the Merger Agreement) in accordance with Section 6.04(d) of the Merger Agreement. On January 16, 2024, Masonite agreed to waive the four business day match period provided under the Merger Agreement. Accordingly, on January 16, 2024, PGTI terminated the Merger Agreement pursuant to Section 10.01(d)(i) thereunder, and, consistent with the terms of the Merger Agreement, paid to Masonite a termination fee of $84.0 million in cash.

The full text of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission by Masonite on December 18, 2023.

Item 7.01	Other Events.

On January 17, 2024, Masonite issued a press release in connection with the termination of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by this reference.

Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Masonite, dated January 17, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the 1933 Act and Section 21E of the Securities Exchange Act of 1934. You can identify these statements and other forward-looking statements in this document by words such as “may,” “will,” “should,” “can,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “forecast,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “strategy,” “opportunity,” “ambitions,” “aspire” and similar expressions, and variations or negative of such terms or other variations thereof. Words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company that could cause actual results to differ materially from those expressed in such forward-looking statements All such factors are difficult to predict and are beyond our control, including those detailed in Masonite’s annual reports on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K that are available on Masonite’s website at https://www.masonite.com and on the SEC website at http://www.sec.gov. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. Masonite assumes no obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date: January 17, 2024	By:	/s/ James C. Pelletier
	Name:	James C. Pelletier
	Title:	Senior Vice President, General Counsel and Corporate Secretary